UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2022

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors (the “Board”) of The Hartford Financial Services Group, Inc. (the “Company”) adopted amendments to the Amended and Restated By-laws of the Company (the “By-laws”), effective immediately, to, among other things:
i.add a requirement that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
ii.add a requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white;
iii.clarify that, unless required by applicable law, if, after a stockholder provides notice of a nomination pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails either to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act or to provide timely, reasonable evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act, then such nomination will be disregarded;
iv.update the procedural mechanics with respect to adjourned meetings of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, in each case, to reflect recent amendments to the Delaware General Corporation Law; and
v.make certain other updates, clarifications and ministerial and conforming changes.
The foregoing description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.

3.1	Amended and Restated By-laws of The Hartford Financial Services Group, Inc., effective December 14, 2022.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

December 14, 2022	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Senior Vice President & Corporate Secretary